UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2020

Crown Electrokinetics Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-232426	47-5423944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 NE Circle Blvd.

Corvallis, Oregon 97330

(Address of Principal Executive Offices)

(800) 674-3612

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2020, Crown Electrokinetics Corp., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (each, a “Purchaser” and collectively, the “Purchasers”) to sell to the Purchasers senior convertible debentures (the “Debentures”), convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a conversion price of $1.25 per share, subject to adjustment as set forth in the debenture. The Debentures have a maturity of one year, accrue interest at the rate of 7% per year, and are subject to 12.5% original issue discount.

Each Purchaser also received a warrant to purchase a number of shares of the Company’s Common Stock equal to 50% of the number of shares such Purchaser’s Debenture is convertible into (the “Warrants”). The Warrants have a five-year term, and an exercise price of $1.55 per share, subject to adjustment as set forth therein.

The Debentures and Warrants were issued in a private placement transaction in reliance upon exemptions from registration under the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, for gross proceeds of approximately $750,000. The Company is not required to issue Common Stock upon conversion of any Debenture or exercise of any portion of a Warrant if doing so results in the holder thereof beneficially owning more than 4.99% of the outstanding Common Stock after giving effect to such conversion or exercise, as applicable.

The foregoing summary of the terms of the Purchase Agreement, Debenture and the Warrants are subject to and qualified in their entirety by, the forms of Common Stock Purchase Warrant, Securities Purchase Agreement and Debenture attached as Exhibits 4.1, 10.1 and 10.2, respectively, which are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Debentures and the related Purchase Agreement is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the Debentures and Warrants were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant.
10.1	Form of Securities Purchase Agreement.
10.2	Form of 7% Original Issue Discount Senior Convertible Debenture Due November 13, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2020

Crown Electrokinetics Corp.

By:	/s/ Doug Croxall
Name:	Doug Croxall
Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant.
10.1	Form of Securities Purchase Agreement.
10.2	Form of 7% Original Issue Discount Senior Convertible Debenture Due November 13, 2021.

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